SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

ELECTROMEDICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	Commission File Number	82-2619815

(State or other jurisdiction of incorporation or organization)	000-56192	(I.R.S. Employer Identification Number)

16561 N. 92nd Street, Ste. 101

Scottsdale, AZ 85260

(Address of Principal Executive Offices and Zip Code)

888-880-7888

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
COMMON	EMED	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 7, 2022, the registrant appointed Lee Benson, age 61, as an independent director of the Company. There was no arrangement or understanding between Mr. Benson and any other person pursuant to which he was named as an independent director. There are no arrangements or understandings between Mr. Benson and any other person, in each case, pursuant to which Mr. Benson was appointed to serve on the Board. There are no family relationships between Mr. Benson and any other director or executive officer of the Company and there have been no transactions between Mr. Benson and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K. The registrant and Mr. Benson entered into a contract providing for a monthly salary of $5,000 payable in an equivalent number of common shares.

Mr. Benson began his career as the first employee in a small company providing specialty electroplating services to repair aircraft components. Mr. Benson purchased the company 1993. He then went on to found Able Engineering & Component Services in 1995 and Able Aerospace in 1999, subsequently expanding from 3 to 500+ employees and driving 15 straight years of 20 percent compounded average annual growth.

Benson sold Able Aerospace to Textron Aviation (which itself includes the Beechcraft, Hawker, Bell, and Cessna brands).

After he secured the sale, Mr. Benson founded Execute to Win, LLC to help other businesses achieve maximum success and profit from his experience and expertise. ETW offers consultancy services to help businesses develop and implement effective communication strategies affecting decision making and approaches to work.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 13, 2022

ELECTROMEDICAL TECHNOLOGIES, INC.

By:	/s/ Matthew Wolfson
Matthew Wolfson
Chief Executive Officer
(Principal Executive Officer)